Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Myers Industries, Inc. (the Company) on Form 10-Q for the period ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Michael P. McGaugh, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and to my knowledge:

(1) The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2024 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 1, 2024	/s/ Michael P. McGaugh
Michael P. McGaugh, President and Chief Executive Officer

Exhibit 32.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Myers Industries, Inc. (the Company) on Form 10-Q for the period ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Grant E. Fitz, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and to my knowledge:

(1) The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2024 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 1, 2024	/s/ Grant E. Fitz
Grant E. Fitz, Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.